Exhibit 10.25

EXECUTION COPY

FIRST AMENDMENT, dated as of June 9, 2011 (this “First Amendment”) to the AMENDED AND RESTATED NOTE PURCHASE AGREEMENT, dated as of July 13, 2010 (the “Agreement”), between SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C. (the “Company”), a Texas limited liability company and a wholly-owned Subsidiary of Transmission and Distribution Company L.L.C. (“TDC”), and the holders of the notes party thereto (“Holders”). Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings set forth in the Agreement and the rules of interpretation set forth therein shall apply to this First Amendment.

W I T N E S S E T H:

WHEREAS, the Company and the Holders are parties to the Agreement;

WHEREAS, the Company has requested that the Holders amend the Agreement, as more fully described herein; and

WHEREAS, each Holder is willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Section 10.1 (Transactions with Affiliates) of the Agreement. Clause (ii) of Section 10.1 of the Agreement is hereby amended in its entirety as follows:

“(ii) Sharyland, pursuant to (x) the System Lease and (y) the SP Lease”

2. Amendments to Section 10.2 (Merger, Consolidation, etc.) of the Agreement. Clause (i) of Section 10.2 of the Agreement is hereby amended in its entirety as follows:

“(i) pursuant to the System Lease, the SP Lease or the New Lease”

3. Amendment to Section 10.6(d) (Indebtedness) of the Agreement. Section 10.6(d) of the Agreement is hereby amended by replacing the amount “$4,000,000” with “$5,000,000.”

4. Amendments to Section 10.10 (Sale of Assets, etc.) of the Agreement. Section 10.10(b) of the Agreement is hereby amended in its entirety as follows:

“(b) (i) each Project Finance Subsidiary may Transfer the New Project developed and constructed by such Project Finance Subsidiary to the Company upon completion of the New Project in accordance with Section 9.7(b); (ii) the Company may Transfer, or suffer the Transfer, of its ownership interests in a Project Finance Subsidiary and such Project Finance Subsidiary may Transfer, or suffer the Transfer, of the New Project developed by it and its other assets, in each case in connection with and pursuant to the exercise of remedies under the documentation governing Non-Recourse Debt incurred by such Project Finance Subsidiary to finance such New Project; and (iii) SP may lease the CREZ Project pursuant to the SP Lease;”

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5. Amendments to Section 10.13 (Sale and Leaseback) of the Agreement. Section 10.13 of the Agreement is hereby amended in its entirety as follows:

“10.13 Sale and Lease-Back. Except for the System Lease, the SP Lease and the New Lease, the Company will not, nor will it cause or permit any Subsidiary to, enter into any arrangement providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be Transferred by the Company or Subsidiary to a lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or rental obligations of the Company or any Subsidiary.”

6. Amendments to Section 10.16 (Project Documents) of the Agreement. The second sentence of Section 10.16(b) of the Agreement is hereby amended in its entirety as follows:

“The Company shall ensure that Sharyland does not enter into any new lease of transmission or distribution facilities at any time prior to the Maturity Date other than the System Lease, the SP Lease or a lease with a Project Finance Subsidiary of a New Project; provided that for the avoidance of doubt, the foregoing provisions of this sentence shall not prohibit Sharyland from maintaining or entering into replacement leases for, or from amending or modifying, the leases described in Schedule 10.16.”

7. Amendments to Schedule B (Defined Terms) of the Agreement. Schedule B of the Agreement is hereby amended:

(a) by adding the following new definitions:

“CREZ Project” shall mean the five transmission lines, four substations and other facilities in Texas identified and awarded to Sharyland by the Public Utility Commission of Texas (the “PUCT”) in Docket Number 37902.

“First Amendment” shall mean the First Amendment to this Agreement, dated June 9, 2011.

“First Amendment Effective Date” shall have the meaning ascribed to such term in Section 8 of the First Amendment.

“SP” shall mean Sharyland Projects, L.L.C., a Project Finance Subsidiary.

“SP Lease” shall mean the CREZ Master System Lease Agreement and Supplements proposed to be entered between SP, as lessor, and Sharyland, as lessee, with respect to the CREZ Project.

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(b) by replacing the following existing definition in its entirety:

“New Project” shall mean the CREZ Project, any other transmission or distribution project acquired or built by a Project Finance Subsidiary and any “New Project” (as defined in the System Lease) that the Company agrees to fund pursuant to Article 10 of the System Lease.

8. Conditions to First Amendment Effective Date. This First Amendment shall become effective upon the date (the “First Amendment Effective Date”) the Holders shall have received counterparts of this First Amendment, duly executed and delivered by the Company and the other Holders.

9. Representations and Warranties. In order to induce the Holders to enter into this First Amendment, the Company hereby represents and warrants that (i) each of the representations and warranties made by the Company in the Financing Documents is true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this First Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing on the date hereof or after giving effect to the transactions contemplated herein.

10. Continuing Effect of Financing Documents. Except as expressly set forth herein, this First Amendment shall not constitute an amendment or waiver of any provision of the Agreement and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Company that would require an amendment, waiver or consent of the Holders. Except as expressly amended hereby, the provisions of the Agreement are and shall remain in full force and effect. This First Amendment shall be deemed a Financing Document for purposes of the Agreement.

11. Fees. In accordance with Section 15.1 of the Agreement, the Company shall have paid the fees, charges and disbursements of the Purchaser’s special counsel in connection with this Amendment.

12. Counterparts. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this First Amendment by facsimile or electronic transmission shall be as effective as the delivery of a manually executed counterpart of this First Amendment.

13. Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14. Integration. This First Amendment and the other Financing Documents represent the agreement of the Company and the Holders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Holder relative to the subject matter hereof not expressly set forth or referred to herein or in the other Financing Documents.

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15. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signatures on Following Page]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By:	/s/ W. Kirk Baker
Name:	W. Kirk Baker
Title:	President

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Richard Carrell
Name:	Richard Carrell
Title:	Vice President

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